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                               EXHIBIT 10.22.3.1

                                AMENDMENT #1 TO
                         PROPERTY MANAGEMENT AGREEMENT
                              REGARDING CRESTMARK

     THIS AMENDMENT, made and entered into on June 26, 1996 but effective from and as of the 11th day of January, 1991, by and between THE CRESTMARK CLUB, L.P., a Georgia limited partnership (the "Partnership") and MULTIFAMILY MANAGEMENT, INC., (a Georgia corporation formerly known as ROBERTS PROPERTIES MANAGEMENT, INC., and referred to herein as "RPM"),

                              W I T N E S S E T H:

     WHEREAS, the Partnership offered limited partnership interests through that certain Offering Circular dated September 27, 1990, as amended by Supplement No. 1 dated November 15, 1990, and as further amended by Supplement No. 2 dated November 21, 1990 (as so amended, the "Circular"); and

     WHEREAS, at the closing of the sale of limited partnership interests in the Partnership on January 11, 1991, the Partnership and RPM entered into a Property Management Agreement regarding Crestmark (the "Agreement") that provided for certain consulting services to be performed by RPM; and

     WHEREAS, each of the Partnership and RPM acknowledges that the inclusion in the Agreement of a provision calling for consulting services to be performed by RPM was done in error and that each of them intended that the Partnership enter into the agreements described in the Circular, including without limitation a separate consulting agreement between the Partnership and Roberts Properties, Inc. providing for such consulting services to be performed by RPI rather than RPM;

     WHEREAS, the Partnership and RPM have agreed to amend the Agreement as provided herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     The Agreement shall be and hereby is amended to delete Section 4.4 thereof and replace it with the following: "[Intentionally deleted.]".



                     [Signatures begin on following page.]

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     IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.

                                 The Crestmark Club, L.P.




Date:  June 26, 1996             By: /s/ Charles S. Roberts
                                     -------------------------------------------
                                         Charles S. Roberts, General Partner



                                 Multifamily Management, Inc. (formerly known as
                                  Roberts Properties Management, Inc.)



Date:  June 26, 1996             By: /s/ Charles S. Roberts
                                     -------------------------------------------
                                         Charles S. Roberts, President



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